Exhibit 99.1

SELIGMAN NEW TECHNOLOGIES FUND
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      Performance & Portfolio Analysis (9/30/03)
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      New Technologies Fund Inception Date: 07/27/1999
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
      -----------------
      Portfolio Returns                                                 Goldman         Goldman
      -----------------                                 Fund             Sachs           Sachs
                                                     Performance      Tech Index    Blended Index(1)
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
      Cumulative Total Return Since Inception          -76.7%           -46.4%           -51.1%
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      Average Annual Return Since Inception            -29.4%           -13.9%           -15.7%
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      One Year Total Return                             -8.3%            66.0%           101.6%
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      YTD Total Return                                  -3.3%            35.7%            59.6%
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

      --------------------------
      Sector Analysis (% of NAV)
      --------------------------

                                                        Public          Private          Total
      -----------------------------------------------------------------------------------------
      Broadband and Fiber Optics                         0.6%             1.1%             1.7%
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      Digital Enabling Technologies                      3.5%             8.6%            12.1%
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      Enterprise Business Infrastructure                 9.1%             2.5%            11.6%
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      Internet Business-to-Consumer                      1.1%             5.6%             6.7%
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      Wireless                                           0.7%             3.6%             4.3%
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      Other                                             15.9%            47.7%            63.6%
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      Total                                             30.9%            69.1%           100.0%
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

      Top Holdings
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      Top 10 Public Holdings
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      (Represents 10.8% of Net Assets)
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      Symantec
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      Synopsys
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      Microsoft
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      Lexmark International
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      SunGard Data Systems
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      Laboratory Corporation of
         America Holdings
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      Computer Associates International
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      Autodesk
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      Amdocs
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      Quest Diagnostics
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      Top 10 Private Holdings
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      (Represents 60.7% of Net Assets)
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      GMP Companies
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      Gateway Learning
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      LifeMasters Supported SelfCare
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      iBiquity Digital
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      Edison Venture Fund IV
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      The Petroleum Place
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      Walden VC II
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      Homegain.com
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      InnoCal II
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      Access Data
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      ----------------------------------------------
      Venture Capital Advance/Decline Information(2)
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      Since 6/30/03                                                    # of Co's
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      Advancing Issues                                                        11
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      Declining Issues                                                        13
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      Active Investments(3)                                                   56
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      --------------------------------
      Venture Capital Liquidity Events
      --------------------------------
      Completed IPOs Since Inception                                          15
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      Companies Acquired by
      Third Party Since Inception                                             16
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      Companies Currently in
      SEC Registration                                                         0
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      Total Private Investments
      Since Inception                                                        115
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      Failed Investments(4)                                                   44
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      -------------------------------
      Venture Capital Private Funding
      -------------------------------                      Percent of Net Assets
      Private Securities                                          69.1%
         Private Securities Funded to Break-Even(5)               62.5%
         Private Securities Subject to Financing Risk(6)           6.6%
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      Average Months Remaining Cash for Operations
      (for Private Securities Subject to Financing Risk)           5.1
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See footnotes on the following page. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on the following page.

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

SELIGMAN NEW TECHNOLOGIES FUND
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      Footnotes
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      Past performance is no guarantee of future results.

      The Seligman New Technologies Fund is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please consult the offering prospectus.

      Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value and with the effect of the initial 3% maximum sales charge. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. In addition, an investment in the Fund involves investment risks, including the possible loss of principal.

      For more information, including a Private Placing Memorandum that contains information about fees, expenses and risks, please contact your financial advisor.

      The Board of Directors of the Fund has approved a plan of complete liquidation and dissolution with respect to the Fund. Such plan must be approved by the shareholders of the Fund. It is anticipated that a proxy statement regarding such plan will be mailed to shareholders some time in October 2003, and that a shareholder meeting regarding the plan will be held on December 4, 2003.

      The Fund currently has no assets available for new investments in venture capital companies, although the Fund is permitted to make follow-on investments in current portfolio companies under certain circumstances.

      The Fund is actively managed and its holdings are subject to change.

      The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's Private Placing Memorandum for more information about risk.

      Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

      (1) The Goldman Sachs "Blended" Index is an index created by J. & W. Seligman & Co. Incorporated ("Seligman"), the Funds' manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). Seligman selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Fund primarily invests. The Fund's holdings, however, are not evenly weighted among these four sectors, and the weightings of the holdings of the Fund may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Fund is actively managed and holdings are subject to change.

      (2) An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

      (3) Includes companies that are funded to break-even (see footnote 5), not funded to break-even, failed investments that have not declared bankruptcy (see footnote 4), fund of fund investments, and public holdings originated from private investments.

      (4) Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

      (5) Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach break-even/profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

      (6) Those companies that, in the opinion of Seligman, do not currently have sufficient capital to reach break-even.

      This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund. The prospectus contains more complete information, including expenses, fees, and additional risks. The Fund is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.

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